UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2015

CHAMBERS STREET PROPERTIES

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-35933 (Commission File Number)	56-2466617 (IRS Employer Identification No.)

47 Hulfish Street, Suite 210 Princeton, NJ (Address of Principal Executive Offices)	08542 (Zip Code)

609-683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

As previously announced, on July 1, 2015, Chambers Street Properties, a Maryland real estate investment trust (the “Company” or “Chambers”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gramercy Property Trust Inc., a Maryland corporation (“Gramercy”), and Columbus Merger Sub, LLC, a Maryland limited liability company and indirect wholly owned subsidiary of the Company (“Merger Sub” and together with the Company, the “Company Parties”), pursuant to which Gramercy is expected to be merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity of the Merger. The Merger Agreement was previously filed as Exhibit 2.1 to Chambers’ Current Report on Form 8-K filed on July 1, 2015.

On November 23, 2015, Chambers, Merger Sub and Gramercy entered into the First Amendment (“Amendment No. 1”) to the Merger Agreement. Amendment No. 1 removes the requirement that, at the closing of the transaction, the Fourth Amended and Restated Bylaws of the Company be amended to require the approval of 70% of the disinterested trustees on the Chambers Board of Trustees to non-nominate or remove Mr. Charles Black from the position of Non-Executive Chairman prior to the second anniversary of the closing date.  This amendment was made at Mr. Black’s request.

In addition, Amendment No. 1 extends the period in which Chambers and Gramercy are required to pay their respective pre-closing stub dividends.  Although the record date for those dividends continues to be the business day prior to the closing date for the Merger, the revised deadline for the payment date for those dividends is no later than the close of business on the tenth business day following the closing date.

Other than as expressly modified by Amendment No. 1, the Merger Agreement remains in full force and effect as originally executed on July 1, 2015.  The foregoing description of the Merger Agreement and Amendment No. 1 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and Amendment No. 1, which are filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and are incorporated herein by reference.

On November 23, 2015, the Board of Trustees of the Company declared a pro-rata monthly distribution of $0.0219 per common share for the time period of December 1, 2015 through December 16, 2015, the date prior to the anticipated close of the Merger.  This pro-rata distribution is consistent with the Company’s past monthly distributions of $0.0425 per common share.  The pro-rata December dividend will be paid on December 22, 2015 to all shareholders of record on December 16, 2015. As previously disclosed, the November dividend will be paid on December 8, 2015 to all shareholders of record on November 30, 2015.

The Merger is expected to close on December 17, 2015 pending approval by Chambers’ shareholders and Gramercy’s stockholders at their respective meetings on December 15, 2015.  The combined company is expected to subsequently declare and pay a stub dividend to its shareholders for the period from the Merger closing through December 31, 2015 at Chambers’ current monthly distribution rate of $0.0425 per common share.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed transaction between Gramercy and the Company, including any statements regarding the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the respective companies and products, and any other statements regarding Gramercy and the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “predict,” “project,” “seek,” “would,” “could,” “continue,” “ongoing,” “upside,” “increases,” and “potential,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) risks associated with the parties’ ability to obtain the required shareholder approval required to consummate the Merger and the timing of the closing of the Merger, including the risks that a condition to closing would not be satisfied or that the closing of the Merger will not occur, (ii) the outcome of any legal proceedings that may be instituted against the parties’ and others related to the merger agreement, (iii) changes in financial markets, interest rates and foreign currency exchange rates, (iv) increased or unanticipated competition for its properties, (v) risks associated with acquisitions, (vi) maintenance of real estate investment trust (“REIT”) status, (vii) availability of financing and capital, (viii) changes in demand for developed properties, (ix) risks associated with achieving expected revenue synergies or cost savings, (x) national, international, regional and local economic climates, and (xi) those additional risks and factors discussed in reports filed with the SEC by Gramercy and the Company from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  The Company has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a definitive joint proxy statement of the Company and Gramercy that also constitutes a definitive prospectus of the Company.  Gramercy and the Company mailed a definitive proxy statement/prospectus to stockholders of Gramercy and shareholders of the Company on or around October 30, 2015.  This material is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Gramercy or the Company may file with the SEC and send to Gramercy’s stockholders and/or the Company’s shareholders in connection with the proposed transactions.  INVESTORS AND SECURITY HOLDERS OF GRAMERCY AND THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders are able to obtain free copies of the definitive proxy statement/prospectus and other documents filed with the SEC by Gramercy or the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Gramercy are also available free of charge on Gramercy’s website at www.gptreit.com, or by contacting Gramercy’s Investor Relations Department at (212) 297-1000. Copies of the documents filed with the SEC by the Company are also available free of charge on the Company’s website at www.chambersstreet.com or by contacting the Company’s Investor Relations Department at (609) 806-2682.

Gramercy, the Company, their respective directors/trustees and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC.  Information about the directors and executive officers of Gramercy is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 9, 2015, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on May 11, 2015, and other filings filed with the SEC. Information about the trustees and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 2, 2015, the amendments thereto on Form 10-K/A, which were filed with the SEC on March 30, 2015 and April 30, 2015, and other filings filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is also included in the definitive proxy statement and other relevant materials filed with the SEC.

Item 9.01.                Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished as part of this report.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of July 1, 2015, by and among Chambers Street Properties, Gramercy Property Trust Inc. and Columbus Merger Sub, LLC (Previously filed as Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-35933) filed July 1, 2015 and incorporated herein by reference)

2.2	First Amendment to Agreement and Plan of Merger, dated as of November 23, 2015, by and among Chambers Street Properties, Gramercy Property Trust Inc. and Columbus Merger Sub, LLC

99.1	Press Release issued by the Company on November 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2015

CHAMBERS STREET PROPERTIES

	By:	/s/ MARTIN A. REID
	Name:	Martin A. Reid
	Title:	Interim President and Chief Executive Officer, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of July 1, 2015, by and among Chambers Street Properties, Gramercy Property Trust Inc. and Columbus Merger Sub, LLC (Previously filed as Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-35933) filed July 1, 2015 and incorporated herein by reference)

2.2	First Amendment to Agreement and Plan of Merger, dated as of November 23, 2015, by and among Chambers Street Properties, Gramercy Property Trust Inc. and Columbus Merger Sub, LLC

99.1	Press Release issued by the Company on November 23, 2015